Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of August 16, 2017, by and among Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as the arranger and administrative agent (the "Agent") for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, WABASH NATIONAL CORPORATION, a Delaware corporation ("Wabash"), certain Subsidiaries of Wabash designated on the signature pages hereto as borrowers (together with Wabash, such Subsidiaries are collectively referred as the "Borrowers") and certain Subsidiaries of Wabash designated on the signature pages hereto as guarantors. Capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement (as hereinafter defined).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 8, 2012 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrowers have notified Agent that Redhawk Acquisition Corporation, a Delaware Corporation ("Merger Sub"), a wholly-owned Subsidiary of Wabash, will merge with and into Supreme Industries, Inc., a Delaware corporation ("Redhawk"), with Redhawk continuing as the surviving entity of such merger and a wholly-owned Subsidiary of Wabash (the "Proposed Acquisition") pursuant to that certain Agreement and Plan of Merger dated as of August 8, 2017 by and among Wabash, Merger Sub and Redhawk;

WHEREAS, Borrowers intend to finance the Proposed Acquisition by the issuance (either by private placement or an underwritten public sale) by Wabash of equity-linked (including, without limitation, convertible debt) or debt securities, and/or the incurrence of term loans or other similar credit facilities or any other debt financing, generating aggregate proceeds of up to $325,000,000;

WHEREAS, to the extent that any or all of the Securities or the Acquisition Loans are not issued or the proceeds thereof are not made available to Wabash in an aggregate of up to $300,000,000, Wabash intends to incur a senior unsecured bridge credit facility in an aggregate principal amount of up to $300,000,000 (as such amount may be increased by $188,522,861.44 in the event the Term Loan Amendment (as defined below) is not consummated on or prior to the consummation of the Transactions (as defined below));

WHEREAS, consummation of the Proposed Acquisition and incurrence of the foregoing indebtedness (collectively, the "Transactions") are not permitted by the terms of the Term Loan Indebtedness Documents and Borrowers intend to seek the consent of the lenders party thereto to the consummation of the Transactions and to otherwise amend the Term Loan Indebtedness Documents in respect thereof pursuant to the Term Loan Amendment;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.            Amendment. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)           Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Borrowers may, prior to the Maturity Date, by written notice to Agent (whereupon Agent shall promptly deliver a copy to each of the Lenders), request up to 2 increases (in minimum increments of $25,000,000) and not to exceed $50,000,000 in the aggregate, to the amount of the Maximum Revolver Amount (any such increase, a "Revolver Increase" and collectively, the "Revolver Increases"); provided, that (i) no such request shall be made, and no Revolver Increase shall be effective, if at the time that such Revolver Increase is to be made (and after giving effect thereto) a Default or Event of Default shall exist, (ii) any such Revolver Increase will be subject to a closing fee to be determined and (iii) the available amount of Revolver Increases shall be decreased by each dollar of Incremental Loans (as defined in the Term Loan Credit Agreement as in effect on the date hereof) advanced under the Term Loan Credit Agreement on or after the Third Amendment Effective Date in excess of $25,000,000. The notice from Borrowers pursuant to this Section shall set forth the requested amount of such Revolver Increase. If Borrowers' request for the Revolver Increase satisfies all of the terms and conditions set forth herein, Agent shall notify Borrowers and each Lender of the date such Revolver Increase is to be made (in each case, which date shall be within 10 Business Days of the date each of the foregoing conditions have been satisfied or waived). Each Lender shall have the option (but shall have no obligation) to participate in such Revolver Increase by notifying Agent within 5 Business Days of receipt by such Lender of notice of such Revolver Increase that such Lender elects to participate. With respect to any Revolver Increase, each participating Lender's Revolver Commitment shall be increased by its Pro Rata Share of such Revolver Increase. If one or more Lenders elect not to participate in a Revolver Increase, the participating Lenders may elect to increase their participation in such Revolver Increase. If sufficient Lenders do not elect to participate in such Revolver Increase, Agent and Borrowers may add new lenders for such purpose, subject to the provisions of Section 13. In connection with each Revolver Increase and as a further condition to providing each Revolver Increase, Lenders and each Loan Party shall execute such amendments, agreements, instruments and documents, if any, as Agent shall reasonably request to evidence such Revolver Increase and to increase each minimum Excess Availability or minimum Availability threshold set forth in this Agreement and the other Loan Documents by an amount in proportion to such Revolver Increase and, any Person that becomes a Lender shall execute a joinder to this Agreement as a Lender.

(b)          Section 4.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

4.17.       Material Contracts.

Set forth on Schedule 4.17 is a reasonably detailed description of the Material Contracts of each Loan Party and its Domestic Subsidiaries as of the Closing Date. As of the Closing Date, except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, each Material Contract of a Loan Party or its Domestic Subsidiaries (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Domestic Subsidiary and, to Borrower's knowledge, after due inquiry, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 6.7(b)), and (c) is not in default in any material respect due to the action or inaction of the applicable Loan Party or its Domestic Subsidiary.

(c)          Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.11.       Formation of Subsidiaries.

At the time that any Loan Party forms any direct or indirect Subsidiary (other than an Immaterial Subsidiary) or acquires any direct or indirect Subsidiary (other than an Immaterial Subsidiary) after the Closing Date or any Immaterial Subsidiary becomes a Material Subsidiary, such Loan Party shall (a) within 15 days of such formation or acquisition or change in status (or such later date as permitted by Agent in its sole discretion) cause any such Subsidiary to provide to Agent a joinder to the Guaranty and the Security Agreement, together with such other security documents (including mortgages with respect to any Real Property owned in fee of such Subsidiary with a fair market value of at least $5,000,000), as well as appropriate financing statements (and with respect to all property subject to a mortgage, fixture filings), all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens or the Intercreditor Agreement) in and to the assets of such newly formed or acquired Subsidiary or such existing Subsidiary that becomes a Material Subsidiary; provided that (i) such joinder to the Guaranty, the Security Agreement, and such other security documents shall not be required to be provided to Agent with respect to any Foreign Subsidiary, so long as such Subsidiary does not guaranty any of the Term Loan Indebtedness or any Additional Indebtedness and (ii) no Immaterial Subsidiary shall be excluded from the foregoing requirements to the extent that such Subsidiary is, or is required to become, an obligor in respect of Term Loan Indebtedness, (b) within 15 days of such formation or acquisition or change in status (or such later date as permitted by Agent in its sole discretion) provide to Agent a pledge agreement (or an addendum to the Security Agreement) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such Subsidiary reasonably satisfactory to Agent; provided that only 65% of the total outstanding voting Stock of any first tier Foreign Subsidiary of any Borrower shall be required to be pledged (which pledge, (1) if provided to the Term Loan Administrative Agent and/or the lenders under the Term Loan Credit Agreement or (2) if reasonably requested by Agent with respect to a Foreign Subsidiary that generates annual revenue in excess of 5.0% of the consolidated annual revenue of Borrowers and their Subsidiaries or owns assets the book value of which exceeds 5.0% of the consolidated book value of the total assets of Borrowers and their Subsidiaries, shall be governed by the laws of the jurisdiction of such Foreign Subsidiary), and (c) within 15 days of such formation or acquisition or change in status (or such later date as permitted by Agent in its sole discretion) provide to Agent all other documentation, including, if requested by Agent, one or more opinions of counsel reasonably satisfactory to Agent, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance or other documentation with respect to all Real Property owned in fee and subject to a mortgage). Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall be a Loan Document. This Section 5.11 is subject in all respects to the provisions of the Intercreditor Agreement.

(d)          Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.12.       Further Assurances.

At any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, mortgages, deeds of trust, opinions of counsel, and all other documents (collectively, the "Additional Documents") that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect Agent's Liens in all of the assets of each Loan Party (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), including without limitation the Stock of each Borrower (other than Administrative Borrower), to create and perfect Liens in favor of Agent in any Real Property acquired by any Loan Party after the Closing Date with a fair market value in excess of $5,000,000, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents; provided that the foregoing shall not apply to any Foreign Subsidiary of Borrowers or if providing such documents would result in adverse tax consequences or the costs to the Loan Parties of providing such documents are unreasonably excessive (as determined by Agent in consultation with Borrowers) in relation to the benefits of Agent and the Lenders of the benefits afforded thereby. To the maximum extent permitted by applicable law, if any Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time following the request to do so, such Loan Party hereby authorizes Agent to execute any such Additional Documents in the applicable Loan Party's or its Subsidiary's name, as applicable, and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance and not in limitation of the foregoing, each Loan Party shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Material Subsidiaries (other than any Foreign Subsidiary) and are secured by substantially all of the assets of the Material Subsidiaries (other than any Foreign Subsidiary) and all of the outstanding capital Stock of Borrowers (other than Administrative Borrower) and their Subsidiaries (subject to exceptions and limitations contained in the Loan Documents with respect to Foreign Subsidiaries). This Section 5.12 is subject in all respects to the provisions of the Intercreditor Agreement.

(e)          Clause (c) of Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)          a default in one or more agreements to which a Loan Party, any of its Domestic Subsidiaries or any of its Material Foreign Subsidiaries is a party with one or more third Persons relative to a Loan Party's or any of such Subsidiaries' Indebtedness involving an aggregate amount of $15,000,000 or more, and, in the case of this clause (c), such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the holders of the related Indebtedness, irrespective of whether exercised, to accelerate the maturity of such Loan Party's or such Subsidiary's obligations; provided that there shall not be an Event of Default hereunder as a result of a mandatory redemption, mandatory prepayment or similar feature contained in the definitive documentation governing the Securities and/or Acquisition Loans permitted as Permitted Indebtedness hereunder to the extent that (x) such mandatory redemption, mandatory prepayment or similar feature is triggered as a result of the abandonment or termination of the Redhawk Acquisition or the Redhawk Acquisition Agreement, and (y) the Loan Parties repay the Indebtedness within the time from set forth in subclause (z) of clause (t) of the definition of Permitted Indebtedness.

(f)          Schedule 1.1 to the Credit Agreement is hereby amended to add the following definitions in appropriate alphabetical order:

"Acquisition Loans" means term loans or other similar credit facilities or any other debt financing incurred by Wabash.

"Bridge Facility" means a senior unsecured bridge credit facility to be incurred by Wabash in connection with the Redhawk Acquisition.

"Immaterial Subsidiary" means any Subsidiary that is not a Material Subsidiary.

"Material Subsidiary" means a Subsidiary that, together with its Subsidiaries on a consolidated basis, as of the date of the most recently delivered pursuant financial statements required to be delivered at the end of any fiscal year or fiscal quarter, (a) generates annual revenue in excess of 2.5% of the consolidated annual revenue of the Borrowers and their Subsidiaries or (b) owns assets the book value of which exceed 2.5% of the consolidated book value of the total assets of the Borrowers and their Subsidiaries provided that no Subsidiary shall be excluded as an Material Subsidiary until, and for so long as, the Administrative Borrower shall have designated such Subsidiary's status as an Immaterial Subsidiary in writing to Agent; and provided further that no Subsidiary shall be excluded as a Material Subsidiary if the consolidated total assets or consolidated revenue of such Subsidiary, taken together with the consolidated total assets and consolidated revenue of all other Subsidiaries then excluded as Material Subsidiaries, exceeds 5.0% of consolidated total assets or consolidated revenue, as the case may be, of the Borrowers and their Subsidiaries. As of the Third Amendment Effective Date, the Administrative Borrower hereby designates each of WNC Receivables Management Corp., WNC Receivables, LLC and Wabash Financing LLC as an Immaterial Subsidiary.

"Merger Sub" means Redhawk Acquisition Corporation, a Delaware corporation, and a wholly-owned Subsidiary of Wabash.

"Permitted Inventory Financing" means (a) the financing available under that certain Inventory Loan and Security Agreement among Supreme Corporation, a Texas corporation, Supreme Indiana Operations, Inc., a Delaware corporation, and Ally Financial Inc. and/or its Affiliates, and each of other agreements, instruments and documents executed in connection therewith, as in effect on the Third Amendment Effective Date (the "Ally Financing Documents"), or (b) any financing entered into by Redhawk or one or more of its Subsidiaries in substitution of the financing under the Ally Financing Documents that is substantially similar to the financing under the Ally Financing Documents in all material respects, as determined in Agent's reasonable discretion, in each case, which shall be subject to a Permitted Inventory Financing Intercreditor Agreement unless otherwise agreed by Agent in its reasonable discretion.

"Permitted Inventory Financing Intercreditor Agreement" means an Intercreditor Agreement entered into in connection with the Permitted Inventory Financing among the Loan Parties, Agent, the Term Loan Administrative Agent and the lender providing the Permitted Inventory Financing, in form and substance reasonably satisfactory to Agent.

"Permitted Inventory Financing Inventory" means (a) Inventory of Supreme Corporation, a Texas corporation, and Supreme Indiana Operations, Inc., a Delaware corporation, the purchase of which is financed by Ally Financial Inc. or its Affiliates, pursuant to the terms of the Ally Financing Documents (the "Ally Inventory"), or (b) Inventory of Redhawk or one or more of its Subsidiaries that is substantially similar to the Ally Inventory in all material respects, as determined in Agent's reasonable discretion.

"Redhawk" means Supreme Industries, Inc., a Delaware corporation.

"Redhawk Acquisition" means the merger of Merger Sub with and into Redhawk, with Redhawk being the surviving entity of such merger and a wholly-owned Subsidiary of Wabash, pursuant to the terms of the Redhawk Acquisition Agreement.

"Redhawk Acquisition Agreement" means that certain Agreement and Plan of Merger dated as of August 8, 2017 by and among Wabash, Merger Sub and Redhawk (without giving effect to any amendment, modification, supplement, consent or waiver that is materially adverse to the Lenders, unless consented to by Agent, (it being understood that any change in the purchase price of the Redhawk Acquisition shall be deemed to be materially adverse to the Lenders, except (i) any decrease in the purchase price of 5% or less of the aggregate consideration payable in connection with the Redhawk Acquisition shall not be material and adverse to the interests of the Lenders, (ii) any increase in the purchase price shall not be materially adverse to the Lenders so long as such increase is solely funded by (x) the cash proceeds from an issuance of common stock by Wabash, (y) consideration in the form of an issuance of common stock of Wabash, or a combination thereof or (z) other cash balances available to the Wabash, and (iii) any decreases in purchase price and (without duplication) decreases in the cash portion of the purchase price shall not be deemed to be materially adverse to the Lenders so long as such purchase price reduction shall reduce dollar-for-dollar the commitments in respect of the Bridge Facility)).

"Redhawk Acquisition Agreement Representations" means those representations and warranties made by Redhawk in the Redhawk Acquisition Agreement that are material to the interests of the Lenders, but only to the extent that Wabash or Merger Sub have the right (determined without regard to notice requirements) to terminate Wabash's or Merger Sub's obligations under the Redhawk Acquisition Agreement or to decline to consummate the Redhawk Acquisition, in each case, as a result of a breach of such representation or warranty in the Redhawk Acquisition Agreement.

"Redhawk Acquisition Conditions" means the satisfaction or waiver by Agent of the following conditions precedent:

(a)          the Redhawk Acquisition shall have been consummated in accordance with the term of the Redhawk Acquisition Agreement;

(b)          since January 1, 2017, there has not been any "Company Material Adverse Effect"; solely for the purposes this clause (a) of the definition of "Redhawk Acquisition Conditions" means, (x) "Company Material Adverse Effect" means a Material Adverse Effect (as hereinafter defined) on Wabash; provided, that none of the following shall constitute, or shall be considered in determining whether there has occurred a Company Material Adverse Effect: (i) any change or effect resulting from changes in general economic, regulatory or business conditions in the United States generally or in world capital markets, so long as such changes or effects do not adversely affect Wabash and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (ii) any change in general economic conditions that affect the industries in which Wabash and its Subsidiaries conduct their business, so long as such changes or conditions do not adversely affect Wabash and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (iii) any outbreak of hostilities or war (including acts of terrorism), natural disasters or other force majeure events, in each case in the United States or elsewhere, so long as such events do not adversely affect Wabash and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (iv) any change or effect that affects the commercial vehicle manufacturing industry generally (including regulatory changes affecting the commercial vehicle manufacturing industry generally) so long as such changes or conditions do not adversely affect Wabash and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (v) any change in the trading prices or trading volume of Wabash's capital stock, in Wabash's credit rating or in any analyst's recommendations with respect to Wabash, (vi) any failure by Wabash to meet any published or internally prepared earnings or other financial projections, performance measures or operating statistics (whether such projections or predictions were made by Wabash or independent third parties), (vii) any adoption, implementation, promulgation, repeal, modification, reinterpretation or proposal of any rule, regulation, ordinance, order, protocol or any other applicable law of or by any national, regional, state or local governmental entity in the United States or elsewhere in the world, so long as such adoption, implementation, promulgation, repeal, modification, reinterpretation or proposal does not disproportionately impact Wabash and its Subsidiaries considered collectively as a single enterprise, relative to other industry participants, (viii) any changes in GAAP or interpretations thereof so long as such changes do not adversely affect Wabash and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (ix) Wabash's failure to maintain the listing of the shares on the NYSE MKT as a result of the trading price of the shares (provided, that the facts and circumstances giving rise to such changes shall not be excluded under this clause (ix)), (x) the compliance by the Company with the covenants set forth in Article VI of the Redhawk Acquisition Agreement or (xi) any change or effect resulting from the announcement or pendency of the Redhawk Acquisition Agreement, the Offer (as defined in the Redhawk Acquisition Agreement) or the Redhawk Acquisition; it being understood that the exceptions in clauses (v) and (vi) shall not prevent or otherwise affect a determination that the underlying cause of any such change or failure referred to therein (if not otherwise falling within any of the exceptions provided by clauses (i) through (iv) and (vii) through (xi) hereof) is or will be reasonably likely to be a Company Material Adverse Effect; provided that for purposes of this definition, each capitalized term shall have the meaning set forth in the Redhawk Acquisition Agreement; and (y) "Material Adverse Effect" means with respect to a specified Person, any change, effect, event, circumstance or occurrence with respect to the business, financial condition, results of operations, properties, assets, liabilities or obligations of such Person or its Subsidiaries, that is, or would be reasonably expected to have a material adverse effect on the current or future business, assets, properties, liabilities or obligations, results of operations or financial condition of the Person and its Subsidiaries, taken as a whole, or on the ability of the Person to perform in a timely manner its obligations under the Redhawk Acquisition Agreement or consummate the transactions contemplated by the Redhawk Acquisition Agreement; provided that for purposes of this definition, each capitalized term shall have the meaning set forth in the Redhawk Acquisition Agreement;

(c)          each of the Redhawk Acquisition Agreement Representations and Redhawk Specified Representation shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof);

(d)          the Loan Parties shall have provided the documentation and other information with respect to Redhawk and its Affiliates to the Lenders at least three (3) business days prior to the closing of the Redhawk Acquisition as has been reasonably requested in writing at least ten (10) business days prior to the closing date by Agent that are required by regulatory authorities under the applicable "know-your-customer" and anti-money laundering rules and regulations, including the Patriot Act;

(e)          Agent shall have received a solvency and non-contravention certificate from the Chief Financial Officer of Wabash in substantially the form attached as Annex I to the Third Amendment;

(e)          immediately following the consummation of the Acquisition, Redhawk shall have no material Indebtedness for borrowed money or preferred equity other than Indebtedness permitted under the Redhawk Acquisition Agreement;

(f)          Agent shall have received (i) GAAP audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of Redhawk for each of the fiscal years ending December 31, 2014, December 31, 2015 and December 31, 2016, (ii) within 45 days after the end of each fiscal quarter of the 2017 fiscal year, unaudited consolidated balance sheets and related statements of income and cash flows of Redhawk for such fiscal quarter, for the period elapsed from the beginning of the 2017 fiscal year to the end of such fiscal quarter and for the comparable periods of the preceding fiscal year (with respect to which the independent auditors shall have performed an SAS 100 review), (iii) a pro forma consolidated and consolidating balance sheet and related statements of income and cash flows for Borrowers, as well as pro forma levels of EBITDA, for the fiscal year ended December 31, 2016 and for the four-quarter period most recently ended for which unaudited financial statements have been delivered pursuant to Section 5.1, in each case after giving effect to the consummation of the Redhawk Acquisition and (iv) forecasts of the financial performance of Borrowers and their Subsidiaries (giving pro forma effect to the Redhawk Acquisition) (x) on an annual basis, through 2021 and (y) on a quarterly basis, through 2018; provided that Wabash's and Redhawk's public filing of any required financial statements with the SEC shall constitute delivery of such financial statements to Agent; and

(g)          all accrued Lender Group Expenses, to the extent invoiced or estimated not later than 1 Business Day prior to the consummation of the Redhawk Acquisition shall have been paid by the Borrowers.

"Redhawk Specified Representation" means the representation and warranty set forth in Section 4.2(b)(ii) as it relates to this Agreement, the Term Loan Indebtedness Documents, the Permitted Convertible Notes Documents and the documents and agreement evidencing the Permitted Inventory Financing.

"Securities" means equity-linked (including, without limitation, convertible debt) or debt securities issued by Wabash (either by private placement or an underwritten public sale).

"Term Loan Amendment" means that certain amendment to the Term Loan Credit Agreement among Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent, the lenders party thereto, Wabash and certain Subsidiaries of Wabash designated on the signature pages thereto as guarantors, entered into in connection with the Redhawk Acquisition in order to, among other things, permit the consummation of the Redhawk Acquisition and certain Indebtedness to be incurred in connection therewith.

"Third Amendment" means that certain Third Amendment to Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date by and among Borrowers, Agent and the Lenders party thereto.

"Third Amendment Effective Date" means the "Effective Date" under and as defined in the Third Amendment.

(g)          The definition of the term "Collateral" set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Collateral" means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party or any of its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents; provided that notwithstanding anything to the contrary in any of the Loan Documents, if the Permitted Inventory Financing Intercreditor Agreement is not entered into, the Permitted Inventory Financing Inventory shall be deemed to be excluded from the definition of Collateral for all purposes under the Loan Documents.

(h)          The definition of the term "Extraordinary Receipts" set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Extraordinary Receipts" means any payments received by any Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.4(e)(ii) of the Agreement) consisting of (a) proceeds of judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (b) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of such Borrower or any of its Subsidiaries, (ii) received by such Borrower or any of its Subsidiaries as reimbursement for any payment previously made to such Person or (iii) received pursuant to the indemnity provisions of the Redhawk Acquisition Agreement), (c) any purchase price adjustment (other than a working capital adjustment) received in connection with any purchase agreement (other than the Redhawk Acquisition Agreement), or at any other time, any purchase price adjustment (other than a working capital adjustment) in excess of $1,000,000 in connection with any purchase agreement (other than the Redhawk Acquisition Agreement), (d) tax refunds, and (e) pension plan reversions.

(i)           The definition of the term "Maturity Date" set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Maturity Date" shall mean June 4, 2020; provided that if the Permitted Convertible Notes (and any Refinancing Indebtedness in respect thereof) are not converted, redeemed, repurchased or refinanced in full on or before the date that is 121 days prior to the maturity date of the Permitted Convertible Notes pursuant to one or more transactions permitted under this Agreement, such that the maturity date in respect of the Permitted Convertible Notes (and any Refinancing Indebtedness in respect thereof) is not at least 121 days after the Maturity Date, the Maturity Date shall be the date that is 121 days prior to the maturity date of the Permitted Convertible Notes (such date, the "Convertible Notes Springing Maturity Date"); provided further, that no Convertible Notes Springing Maturity Date shall be deemed to occur if on the Convertible Notes Springing Maturity Date and at all times following the Convertible Notes Springing Maturity Date until the Permitted Convertible Notes (and any permitted Refinancing Indebtedness in respect thereof, the maturity date of which is not at least 121 days after the Maturity Date) are converted, redeemed, repurchased or refinanced in full, (a) the Borrowers maintain Liquidity of not less than $125,000,000 and (b) after giving pro forma effect to such conversion, redemption, repurchase or refinance of the Permitted Convertible Notes, Excess Availability would be at least $25,000,000; provided further, that if the Bridge Facility (and any Refinancing Indebtedness in respect thereof) is not converted, redeemed, repurchased or refinanced in full on or before the date that is 15 days prior to the maturity date of the Bridge Facility pursuant to one or more transactions permitted under this Agreement, such that the maturity date in respect of the Bridge Facility (and any Refinancing Indebtedness in respect thereof) is not at least 91 days after the Maturity Date, the Maturity Date shall be the date that is 15 days prior to the maturity date of the Bridge Facility (such date, the "Bridge Facility Springing Maturity Date"); provided further, that no Bridge Facility Springing Maturity Date shall be deemed to occur if on the Bridge Facility Springing Maturity Date and at all times following the Bridge Facility Springing Maturity Date until the Bridge Facility (and any permitted Refinancing Indebtedness in respect thereof, the maturity date of which is not at least 91 days after the Maturity Date) is converted, redeemed, repurchased or refinanced in full, the Borrowers maintain cash on the balance sheet in an amount not less than the aggregate outstanding amount of all liabilities and Indebtedness owing in respect of the Bridge Facility.

(j)           The definition of the term "Permitted Acquisition" set forth on Schedule 1.1. to the Credit Agreement is hereby amended to add the following sentence at the end of such definition:

The parties hereto further agree that, notwithstanding the foregoing requirements, upon the satisfaction or waiver by Agent of the Redhawk Acquisition Conditions, the Redhawk Acquisition shall be deemed to be a Permitted Acquisition for the purposes of this Agreement and the other Loan Documents.

(k)          Clause (g) of the definition of the term "Permitted Indebtedness" set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(g)          Acquired Indebtedness of Redhawk outstanding as of the consummation of the Redhawk Acquisition and permitted to remain outstanding under the Redhawk Acquisition Agreement, plus additional Acquired Indebtedness in an aggregate principal amount not to exceed $10,000,000 outstanding at any one time;

(l)           The definition of the term "Permitted Indebtedness" set forth on Schedule 1.1 to the Credit Agreement is hereby further amended to amend and restate, in their entirety, clauses (r), (s) and (t) thereof and to add new clauses (u), (v), (w) and (x) thereto as follows:

(r)           Term Loan Indebtedness and Additional Indebtedness in an aggregate principal amount not to exceed (i) $188,522,861.44, plus (ii) an amount equal to the amount of the "Incremental Loans" and the "Incremental Commitments" (as such terms are defined in the Term Loan Credit Agreement as in effect on the Third Amendment Effective Date) that can be incurred under Section 2.15 of the Term Loan Credit Agreement (as in effect on the Third Amendment Effective Date), plus (iii) the amount of obligations in respect of (A) Secured Hedge Obligations and (B) Secured Cash Management Obligations (in the case of each of the foregoing clauses (A) and (B), as defined in the Term Loan Agreement) at any time outstanding, in each case, and any Refinancing Indebtedness in respect of such Indebtedness,

(s)          Indebtedness of Foreign Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $5,000,000,

(t)           the Securities and/or the Acquisition Loans, in an aggregate principal amount not to exceed $325,000,000 (provided that the amount of the commitments in respect of the Bridge Facility shall have been reduced by a corresponding amount) and with a maturity date no earlier than 91 days after the Maturity Date, so long as the proceeds thereof are used to (x) consummate the Redhawk Acquisition and pay fees and expenses in connection therewith, or (y) repay such Indebtedness of the Loan Parties on or before the date that is 15 Business Days following the date that the mandatory redemption, mandatory prepayment or similar feature is triggered under the definitive documentation governing the Securities and/or Acquisition Loans as a result of the abandonment or termination of the Redhawk Acquisition or the Redhawk Acquisition Agreement or expiration of a related outside date,

(u)          solely to the extent the Securities and/or the Acquisition Loans are not issued or the proceeds not made available to the Borrower prior to the consummation of the Redhawk Acquisition in an aggregate amount of up to $300,000,000, a loan under the Bridge Facility in an aggregate principal amount not to exceed $300,000,000, so long as (x) the proceeds thereof are used to consummate the Redhawk Acquisition and pay fees and expenses in connection therewith, and (y) the principal amount of Indebtedness outstanding under clause (t) above and this clause (u) does not exceed $325,000,000 in the aggregate, and any Refinancing Indebtedness in respect of such Indebtedness under the Bridge Facility,

(v)          solely to the extent the Term Loan Amendment is not consummated on or prior to the consummation of the Redhawk Acquisition, an additional loan under the Bridge Facility in an aggregate amount not to exceed $188,522,861.44, the proceeds of which are used to refinance the Indebtedness owing in respect of the Term Loan Indebtedness Documents, and any Refinancing Indebtedness in respect of such Indebtedness,

(w)          Indebtedness owing under the Permitted Inventory Financing, and

(x)           Indebtedness not otherwise permitted pursuant to clauses (a) through (v) above that is incurred by the Loan Parties in an aggregate principal amount not to exceed $25,000,000 at any one time.

(m)          The definition of the term "Permitted Liens" set forth on Schedule 1.1 to the Credit Agreement is hereby amended to amend and restate clauses (v) and (w) in their entirety, and to add new clauses (x) and (y) thereto as follows:

(v)          Liens on Collateral securing the Acquisition Loans, subject to an intercreditor agreement containing terms, taken as a whole, that are at least as favorable to Agent and the Lenders as those terms contained in the Intercreditor Agreement, taken as a whole,

(w)          Liens securing the Permitted Inventory Financing solely on the Permitted Inventory Financing Inventory (it being understood and agreed that if the Permitted Inventory Financing Intercreditor Agreement is not entered into, the Permitted Inventory Financing Inventory shall be deemed to be excluded from the definition of Collateral for all purposes under the Loan Documents),

(x)           Liens on Collateral securing any Refinancing Indebtedness that refinances the Bridge Facility, subject to an intercreditor agreement containing terms, taken as a whole, that are at least as favorable to Agent and the Lenders as those terms contained in the Intercreditor Agreement, taken as a whole,

(y)          other Liens, so long as the aggregate principal amount of the obligations secured thereby does not exceed $25,000,000 at any time outstanding; provided that the aggregate principal amount of obligations that may be secured by assets constituting Collateral pursuant to this clause (y) shall not exceed $10,000,000 at any time outstanding; and provided, further, that any such obligations secured by Liens constituting Collateral are subject to the Intercreditor Agreement in the capacity of "Other Pari Passu Lien Obligations" or "Term Loan Obligations" and such Liens are granted pursuant to one or more Security Documents or have Junior Lien Priority (and are subject to the Intercreditor Agreement in such capacity), and

(y)          Liens on Collateral securing Additional Indebtedness and any Refinancing Indebtedness in respect thereof; provided that any such Liens (i) are subordinated to the Liens on ABL Priority Collateral securing the Obligations on terms consistent with the Intercreditor Agreement or otherwise reasonably acceptable to Agent, (ii) do not encumber any property or assets of the Borrowers or any Subsidiary other than the Collateral and (iii) are subject to the Intercreditor Agreement as "Junior Lien Obligations" or "Other Pari Passu Lien Obligations" (as such terms are defined in the Intercreditor Agreement) or an intercreditor agreement in form and substance reasonably acceptable to Agent.

(n)          The definition of the term "Permitted Purchase Money Indebtedness" set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date (i) in respect of fixed assets, in an aggregate principal amount outstanding at any one time not in excess of $20,000,000 and (ii) in respect of floor plan financing arrangements, in an aggregate principal amount outstanding at any time not in excess of $4,000,000.

(o)          The definition of the term "Refinancing Indebtedness" set forth on Schedule 1.1 to the Credit Agreement is hereby amended to delete the word "and" at the end of clause (f), replace the "." at the end of clause (g) with "; and" and to add a new clause (h) as follows:

(h)          in the case of the Refinancing Indebtedness relating to Indebtedness under the Bridge Facility, the terms of the agreements evidencing such Refinancing Indebtedness ("New Financing Documents") shall not, without the consent of Agent (which consent shall not be unreasonably delayed or withheld), (i) be subject to terms and conditions other than customary market terms and conditions for Indebtedness of such type, as determined in the good faith judgment of Borrowers, or (ii) have a maturity date no earlier than 91 days after the Maturity Date.

(p)          The definition of the term "Subsidiary Guarantor" set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Subsidiary Guarantors" shall mean (a) each Domestic Subsidiary on the Third Amendment Effective Date (other than an Immaterial Subsidiary designated as such on the Third Amendment Effective Date) and (b) each Domestic Subsidiary that becomes a party to the Guarantee after the Closing Date pursuant to Section 5.11.

(q)          Exhibit C-1 to the Credit Agreement is hereby amended and restated in its entirety as attached hereto as Exhibit C-1.

2.            Conditions to Effectiveness. This Amendment shall become effective on the first date (the "Effective Date"), when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)           Agent shall have received a copy of this Amendment executed and delivered by Required Lenders and the Loan Parties;

(b)          Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment as well as the Amendment Fee referenced in Section 4 below; and

(c)          the representations and warranties in Section 3 of this Amendment shall be true and correct in all respects as of the Effective Date.

3.            Representations and Warranties. . In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby makes each of the following representations and warranties to the Lenders, each of which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date hereof, and shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) at and as of the date of the Effective Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date):

(a)          such Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(b)          such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity;

(c)          neither the execution, delivery or performance by such Loan Party of this Amendment nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan Party or any of the Subsidiaries (other than Permitted Liens) pursuant to the terms of any Material Contract of any Loan Party or its Subsidiaries other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Change or (c) violate any provision of the certificate of incorporation, by-laws or other Governing Document of such Loan Party or any of its Subsidiaries;

(d)          both immediately before and after giving effect to the Effective Date and the Transactions, all representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Change" shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Change" shall be true and correct in all respects) as of such earlier date); and

(e)          no Default or Event of Default shall exist on the Effective Date before or after giving effect to the effectiveness hereof and the consummation of the transactions contemplated hereby.

4.           Amendment Fee. Borrowers hereby agree to pay to Agent for the ratable benefit of each Lender party to the Third Amendment, an amendment fee in an aggregate amount equal to 0.10% of the Revolver Commitments of all Lenders signatory to this Amendment (the "Amendment Fee"), which fee shall be due and payable in full on the Third Amendment Effective Date.

5.           Eligible Accounts and Inventory. The parties hereto acknowledge and agree that any Accounts and Inventory acquired in connection with the Redhawk Acquisition shall not be included in the Borrowing Base until such time as (A) such Accounts and Inventory, as the case may be, satisfy the criteria of Eligible Accounts and Eligible Inventory, as applicable, as set forth in the definitions of such terms on Schedule 1.1 to the Credit Agreement, (B) Agent receives an appraisal of such assets by a valuation firm selected by Borrowers and acceptable to Agent and that is in form and substance satisfactory to Agent, and (C) Agent receives a field examination in connection with such assets that is in form and substance satisfactory to Agent.

6.           Post-Effective Date Covenants.

(a)          Promptly after consummation of the Redhawk Acquisition, Redhawk shall, and Borrowers shall cause Redhawk to, comply with the provisions of Section 5.11 of the Credit Agreement within the time frames set forth therein.

(b)          Within fifteen (15) days following the consummation of the Redhawk Acquisition, Borrowers shall deliver to Agent fully executed copies of all material documents executed in connection with the Indebtedness incurred to finance the Redhawk Acquisition.

7.           Lender Acknowledgment. On the Effective Date, the Lenders party hereto, in their capacity as "ABL Lenders" under (and as defined in) the Intercreditor Agreement and Wells Fargo, in its capacity as "ABL Agent" under (and as defined in) the Intercreditor Agreement, acknowledge and consent to the Term Loan Amendment (to the extent a fully executed copy of which has been delivered to such Lenders and Agent) and each Loan Party's execution thereof.

8.           Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

9.           Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 14.1 of the Credit Agreement

10.         Miscellaneous.

(a)          Expenses. Each Borrower agrees to pay on demand all reasonable costs and expenses of Agent (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)          Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

WABASH NATIONAL CORPORATION,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
Name:	Jeffery L. Taylor
Title:	Senior Vice President and Chief Financial Officer

WABASH NATIONAL, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
Name:	Jeffery L. Taylor
Title:	Treasurer

WABASH WOOD PRODUCTS, INC. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation

By:	/s/ Jeffery L. Taylor
Name:	Jeffery L. Taylor
Title:	Vice President and Treasurer

TRANSCRAFT CORPORATION,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
Name:	Jeffery L. Taylor
Title:	Vice President and Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

WABASH NATIONAL TRAILER CENTERS, INC., a Delaware corporation

By:	/s/ Jeffery L. Taylor
Name:	Jeffery L. Taylor
Title:	Treasurer

WALKER GROUP HOLDINGS LLC,
a Texas limited liability company

By:	Wabash National, L.P.,
Its Sole Member

	By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

BULK SOLUTIONS LLC, a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

		By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

GARSITE/PROGRESS LLC, a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

		By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC, a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

		By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BRENNER TANK LLC, a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

		By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

BRENNER TANK SERVICES LLC, a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

	By:	Walker Group Holdings LLC,
Its Sole Member

	By:	Wabash National, L.P.,
Its Sole Member

		By:	Wabash National Trailer Centers, Inc.,
Its General Partner

		By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

GUARANTORS:

CLOUD OAK FLOORING COMPANY, INC.

By:	/s/ Jeffery L. Taylor
Name:	Jeffery L. Taylor
Title:	Treasurer

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

	By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, LP)

By:	Wabash National Corporation,
Its General Partner

	By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Senior Vice President and Chief Financial Officer

CONTINENTAL TRANSIT CORPORATION

By:	/s/ Jeffery L. Taylor
Name:	Jeffery L. Taylor
Title:	Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

AGENT:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Anne Sasal
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDERS:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Anne Sasal
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance, Inc., as a Lender

By:	/s/ NAME
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Sarah Yates
Name:	Sarah Yates
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Salmon
Title:	VP

Signature Page to Third Amendment to Amended and Restated Credit Agreement

ANNEX I

FORM OF SOLVENCY AND NON-CONTRAVENTION CERTIFICATE

[_________], 2017

This Solvency and Non-Contravention Certificate (this "Certificate") is delivered pursuant to clause (e) of the definition of the term "Redhawk Acquisition Conditions" set forth in Amended and Restated Credit Agreement dated as of May 8, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Wells Fargo Capital Financial, LLC, a Delaware limited liability company, as the arranger and administrative agent (the "Agent") for the lenders from time to time party thereto (the "Lenders"), Wabash National Corporation, a Delaware corporation (the "Company"), certain Subsidiaries of the Company designated on the signature pages thereto as borrowers (together with the Company, such Subsidiaries are collectively referred as the "Borrowers") and certain Subsidiaries of the Company designated on the signature pages thereto as guarantors (the "Guarantors"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The undersigned, [________], Chief Financial Officer of the Company, is familiar with the properties, businesses, assets and liabilities of the Company and is duly authorized to execute this Certificate on behalf of the Company.

1.          Non-Contravention. The undersigned hereby represents and warrants to the Lender Group, on behalf of the Company and not in his or her individual capacity, that each of the following representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date hereof: the performance by each Loan Party of the Loan Documents to which it is a party does not materially conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under (i) such Loan Party's Governing Documents, (ii) the Permitted Convertible Notes Indenture, (iii) the Term Loan Credit Agreement (to the extent the Term Loan Amendment is consummated on our prior to the date hereof), (iv) to the extent applicable, the definitive documentation governing the Bridge Facility, (v) to the extent applicable, the definitive documentation governing the Securities and/or Acquisition Loans or (vi) the definitive documents governing the Permitted Inventory Financing.

2.          Solvency. The undersigned certifies, on behalf of the Company and not in his or her individual capacity, that (a) he has made such investigation and inquiries as to the financial condition of the Company as the undersigned deems necessary and prudent for the purposes of providing this Certificate, (b) the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were made in good faith and were based on assumptions reasonably believed by the Company to be fair in light of the circumstances existing at the time made and continue to be reasonably believed by the Company to be fair as of the date hereof and (c) for purposes of providing this Certificate, the amount of contingent liabilities has been computed as the amount that, in the light of all the facts and circumstances existing as of the time of such computation, represents the amount that can reasonably be expected to become an actual or matured liability.

BASED ON THE FOREGOING, the undersigned certifies, on behalf of the Company and not in his or her individual capacity, that, on the date hereof, both before and after giving effect to the Redhawk Acquisition (and the Indebtedness and other obligations incurred or to be incurred in connection with the Redhawk Acquisition), (a) the fair value of the assets of the Company and its Subsidiaries, on a consolidated basis, at a fair valuation on a going concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Company and its Subsidiaries, on a consolidated basis, (b) the present fair salable value of the assets of the Company and its Subsidiaries, on a consolidated and going concern basis, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Company and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured in the ordinary course of business, (c) the Company and its Subsidiaries, on a consolidated basis, will be able to pay their debts and liabilities, as such debts and liabilities become absolute and matured in the ordinary course of business and (d) the Company and its Subsidiaries, on a consolidated basis, will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Third Amendment Effective Date.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the date first above written.

By:
Name:
Title:	Chief Financial Officer

EXHIBIT C-1

FORM OF COMPLIANCE CERTIFICATE

[on Borrowers' letterhead]

To:	Wells Fargo Capital Finance, LLC 150 South Wacker Drive, Suite 2200 MAC N2814-220 Chicago, Illinois 60606 Attn: Business Finance Division Manager

Re:	Compliance Certificate dated _____________

Ladies and Gentlemen:

Reference is made to that certain AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement") dated as of May 8, 2012, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders ("Agent"), WABASH NATIONAL CORPORATION, WABASH NATIONAL, L.P., WABASH WOOD PRODUCTS, INC., TRANSCRAFT CORPORATION, WABASH NATIONAL TRAILER CENTERS, INC., WALKER GROUP HOLDINGS LLC, BRENNER TANK LLC, BRENNER TANK SERVICES LLC, BULK SOLUTIONS LLC, GARSITE/PROGRESS LLC and WALKER STAINLESS EQUIPMENT COMPANY LLC (the "Borrowers"). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to Schedule 5.1 of the Credit Agreement, the undersigned chief financial officer of the Administrative Borrower hereby certifies, in his capacity as an officer of the Administrative Borrower and not individually, that:

1.            The financial information of Borrowers and their Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrowers and their Subsidiaries.

2.            Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrowers and their Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement.

3.            Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrowers and their Subsidiaries have taken, are taking, or propose to take with respect thereto.

4.            The representations and warranties of Borrowers and their Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.

5.            Borrowers and their Subsidiaries are in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 4 hereof.

6.            Since the Third Amendment Effective Date and except as disclosed in prior Compliance Certificates delivered to Agent, there has been no change in the identity of the Material Subsidiaries, Immaterial Subsidiaries and Foreign Subsidiaries as at the end of such [fiscal year or period], as the case may be, from the Material Subsidiaries, Immaterial Subsidiaries, except as set forth on Schedule 5 hereof.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, ________.

WABASH NATIONAL CORPORATION, as Administrative Borrower

By:
Name:
Title:

SCHEDULE 1

Financial Information

SCHEDULE 2

Default or Event of Default

SCHEDULE 3

Representations and Warranties

SCHEDULE 4

Financial Covenants

Fixed Charge Coverage Ratio.

A Financial Covenant Trigger Event [has/has not] occurred during the month for which financial statements are being delivered herewith.

[Borrowers' Fixed Charge Coverage Ratio, measured on a month-end basis, for the period ending _________, ________ is ___:1.0, which [is/is not] greater than or equal to the amount set forth in Section 7 of the Credit Agreement for the corresponding period.]1

[1]	Include if a Financial Covenant Trigger Event has occurred during the month for which financial statements are being delivered.

SCHEDULE 5

Change in Identity of Material Subsidiaries,
Immaterial Subsidiaries and Foreign Subsidiaries

C-8